RETIREMENT AND POSTRETIREMENT BENEFITS (Tables)	6 Months Ended
Jun. 30, 2013
RETIREMENT AND POSTRETIREMENT BENEFITS
Schedule of net benefit costs recognized
	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
(millions of Canadian dollars)
Benefits earned during the period	29	25	57	48
Interest cost on projected benefit obligations	21	20	43	41
Expected return on plan assets	(26)	(24)	(52)	(48)
Amortization of prior service costs	-	-	1	-
Amortization of actuarial loss	13	6	26	12
Net benefit costs on an accrual basis[1,2]	37	27	75	53

1            Included in net benefit costs for the three and six months ended June 30, 2013 are costs related to OPEB of $5 million and $9 million (2012 - $5 million and $9 million).

2            For the three and six months ended June 30, 2013, offsetting regulatory assets of $1 million and $2 million (2012 - $5 million and $10 million) have been recorded to the extent pension and OPEB costs are expected to be collected from customers in future rates.